                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                 ------------



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     November 7, 1997
                                                --------------------------------



                               Lightbridge, Inc.
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            (Exact name of registrant as specified in its charter)



        Delaware                         000-21319              04-3065140
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(State or Other Jurisdiction             (Commission           (IRS Employer
     of Incorporation)                   File Number)       Identification No.)



67 South Bedford Street, Burlington, Massachusetts                     01803
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        (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code       (781) 359-4000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   Acquisition or Disposition of Assets.

          (a) On November 7, 1997, Lightbridge, Inc. ("Lightbridge") acquired all of the outstanding capital stock of Coral Systems, Inc., a Delaware corporation ("Coral"), pursuant to an Agreement and Plan of Reorganization dated as of September 9, 1997 among Lightbridge, SeeCross Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Lightbridge ("Acquisition Corp."), and Coral, as amended by Amendment No. 1 thereto dated October 9, 1997 and Amendment No. 2 thereto dated November 6, 1997 (as so amended, the "Reorganization Agreement").

          The acquisition was effected through a reverse triangular merger (the "Merger") in which Acquisition Corp. was merged with and into Coral and the surviving corporation became a wholly owned subsidiary of Lightbridge. Pursuant to the Merger, each of the outstanding shares of Coral's common stock, $.001 par value, Series A preferred stock, $.001 par value, Series B preferred stock, $.001 par value, and Series C preferred stock, $.001 par value, was converted into a fraction of a share of Lightbridge common stock, $.01 par value ("Common Stock"), determined as set forth in the Reorganization Agreement. In addition, as a result of the Merger, all options and warrants to purchase shares of Coral's common stock became exercisable, when vested, to purchase shares of Common Stock. Under the Reorganization Agreement, the aggregate number of shares of Common Stock issuable (and reserved for issuance upon exercises of outstanding Coral options and warrants) will equal (i) $18,868,625 less the aggregate amount (the "Adjustment Amount") of certain expenses incurred by Coral in connection with the Merger and of certain decreases in the amount of working capital of Coral occurring prior to November 7, 1997, divided by (ii) $17.325. As contemplated by the Reorganization Agreement, Lightbridge and representatives of the former Coral stockholders are currently seeking to agree upon the Adjustment Amount. When the Adjustment Amount has been determined, an amendment to this Current Report on Form 8-K will be filed to set forth the aggregate number of shares of Common Stock issued (and reserved for issuance) as a result of the Merger.

          The terms of the Reorganization Agreement, including the number of shares of Common Stock to be issued in respect of the previously outstanding Coral capital stock, were the result of arm's-length negotiations between Lightbridge, on the one hand, and Coral and its former stockholders, on the other hand. The Merger is being accounted for as a purchase transaction.

          The preceding discussion is only a summary and is qualified in its entirety by reference to the Reorganization Agreement, which is included as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and is incorporated by reference herein.

          Coral provides client-server software products for the wireless telecommunications industry that are designed to enable carriers to reduce fraud and customer turnover, or "churn," and to increase operating efficiencies. Coral's fraud management software, FraudBuster(R), incorporates a fraud profiler and subscription fraud monitoring functionality and is designed to combat most currently identified types of wireless fraud. Coral's churn prevention product, ChurnAlert(R), allows carriers to analyze and identify potential churn candidates before they seek customer service assistance or deactivate service. Coral was incorporated in Colorado in August 1991 and reincorporated in Delaware in April 1995. Coral's executive offices are located at 1500 Kansas Avenue, Suite 2E, Longmont, Colorado 80501, and its telephone number is (303) 772-5800.

          (b) Not applicable.

ITEM 5.   Other Events.

          On November 14, 1997, the Board of Directors of Lightbridge declared a dividend of one right (each a "Right" and collectively the "Rights") for each outstanding share of Common Stock. The Rights will be issued to the holders of record of Common Stock outstanding on November 14, 1997, and with respect to Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to shares of Common Stock issued after the Distribution Date. Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from Lightbridge one one-hundredth (1/100th) of a share of Series A Participating Cumulative Preferred Stock, par value $.01 per share, of Lightbridge (the "Preferred Shares") at a price of $75.00 (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of November 14, 1997 (the "Rights Agreement") between Lightbridge and American Stock Transfer and Trust Company, as rights agent (the "Rights Agent").

          Until the earlier of (i) such date on which Lightbridge learns that a person or group (including any affiliate or associate of such person or group) acquired, or obtained the right to acquire, beneficial ownership of fifteen percent or more of the outstanding shares of Common Stock (such person or group being called an "Acquiring Person") and (ii) such date, if any, as may be designated by the Board of Directors of Lightbridge following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for outstanding shares of Common Stock that could result in the offeror becoming the beneficial owner of fifteen percent or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the certificates for Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates, as defined below) and not by separate Right Certificates. Therefore, until the Distribution Date, the Rights will be transferred with and only with shares of Common Stock.

          As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date (and to each initial record holder of certain shares of Common Stock originally issued after the Distribution Date), and such separate Right Certificates alone will thereafter evidence the Rights.

          The Rights are not exercisable until the Distribution Date and will expire on November 14, 2007 (the "Expiration Date"), unless earlier redeemed by Lightbridge as described below.

          To preserve the actual or potential economic value of the Rights, the number of Preferred Shares or other securities issuable upon exercise of a Right, the Purchase Price and Redemption Price (as defined below) and the number of Rights associated with each outstanding Common Share are all subject to adjustment by the Board of Directors as provided in the Rights Agreement in the event of any change in the Common Stock or Preferred Shares, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise.

          The Preferred Shares are authorized to be issued in fractions which are integral multiples of one one-hundredth (1/100th) of a Preferred Share. Lightbridge may, but is not required to, issue fractions of shares upon the exercise of Rights, and, in lieu of fractional shares, Lightbridge may issue certificates or utilize a depository arrangement as provided by the terms of the Preferred Shares and, in the case of fractions other than one one-hundredth (1/100th) of a Preferred Share or integral multiples thereof, may make a cash payment based on the market price of such shares.

          Upon a person or a group becoming an Acquiring Person, the Rights will entitle each holder of a Right to purchase, for the Purchase Price, that number of one one-hundredths (1/100ths) of a Preferred Share equivalent to the number of shares of Common Stock that at the time of the transaction would have a market value of twice the Purchase Price.

          In the event Lightbridge is acquired in a merger or other business combination or fifty percent or more of its assets or assets representing fifty percent or more of its earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to a publicly traded corporation, each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event Lightbridge is acquired in a merger or other business combination or fifty percent or more of its assets or assets representing fifty percent or more of the earning power of Lightbridge are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an entity that is not a publicly traded corporation, each Right will entitle its holder to purchase, for the Purchase Price, at such holder's option, (i) that number of shares of such entity (or, at such holder's option, of the surviving corporation in such acquisition, which could be Lightbridge) which at the time of the transaction would have a book value of twice the Purchase Price or (ii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price.

          Any Rights that are at any time beneficially owned by an Acquiring Person (or any affiliate or associate of an Acquiring Person) shall be null and void and nontransferable, and any holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such right.

          At any time after a person or a group becomes an Acquiring Person, the Board of Directors of Lightbridge may exchange all or part of the then outstanding Rights (other than Rights that have become null and void and nontransferable as described above) for consideration per Right consisting of one-half of the securities that otherwise would have been issuable to the holder of each Right upon exercise thereof. The Board of Directors of Lightbridge may also issue, in substitution for Preferred Shares, shares of Common Stock having an equivalent market value to the Preferred Shares if, at such time, Lightbridge has a sufficient number of shares of Common Stock issued but not outstanding or authorized but unissued.

          At any time prior to the earlier of (i) such time as a person becomes an Acquiring Person and (ii) the Expiration Date, the Board of Directors of Lightbridge may redeem the Rights in whole, but not in part, at a price (in cash or in Common Stock or other securities of Lightbridge deemed by the Board of Directors to be at least equivalent in value) of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of Lightbridge electing to redeem the Rights, Lightbridge shall make an announcement thereof, and, upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          Until a Right is exercised, the holder thereof, as such, will have no rights therefrom as a stockholder of Lightbridge, including the right to vote or to receive dividends.

          At any time prior to the Distribution Date, Lightbridge may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the

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

Distribution Date shall occur, the time during which the Rights may be redeemed or the terms of the Preferred Shares), except that no supplement or amendment shall be made which reduces the Redemption Price or provides for an earlier Expiration Date.

          The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Lightbridge without conditioning the offer on substantially all the Rights being acquired. The Rights will not interfere with any merger or other business combination or with a third party approved by the Board of Directors of Lightbridge since the Board of Directors of Lightbridge may, at its option, at any time prior to any person becoming an Acquiring Person, redeem all but not less than all of the then-outstanding Rights at the Redemption Price.

          A Registration Statement on Form 8-A with respect to the Rights has been filed with the Securities and Exchange Commission by Lightbridge. The preceding discussion is only a summary and is qualified in its entirety by reference to the Rights Agreement (including the Certificate of Designation of the Preferred Shares and the form of Right Certificate included as exhibits to the Rights Agreement), which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired.

          It is impracticable to provide the financial statements required by
Item 7(a) of Form 8-K relative to Lightbridge's acquisition of Coral at the time this Current Report on Form 8-K is being filed. Such required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than January 21, 1998.

          (b) Pro Forma Financial Information.

          It is impracticable to provide the pro forma financial information required by Item 7(b) of Form 8-K relative to Lightbridge's acquisition of Coral at the time this Current Report on Form 8-K is being filed. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than January 21, 1998.

          (c) Exhibits.

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

 2.1* Agreement and Plan of Reorganization dated as of September 9, 1997 among Lightbridge, Inc., SeeCross Acquisition Corp. and Coral Systems, Inc., and form of Voting Agreement (Exhibit B), form of Affiliate's Agreement (Exhibit E), form of Employment Agreements (Exhibit F), form of Non-Competition Agreement (Exhibit G) and form of Escrow Agreement (Exhibit H)

 2.2** Amendment No. 1 dated as of October 9, 1997 among Lightbridge, Inc., SeeCross Acquisition Corp. and Coral Systems, Inc. to Agreement and Plan of Reorganization filed as Exhibit 2.1

 2.3 Amendment No. 2 dated as of November 6, 1997 among Lightbridge, Inc., SeeCross Acquisition Corp. and Coral Systems, Inc. to Agreement and Plan of Reorganization filed as Exhibit 2.1

 4.1*** Rights Agreement dated as of November 14, 1997, between Lightbridge, Inc. and American Stock Transfer and Trust Company and Certificate of Designation of Series A Participating Cumulative Preferred Stock of Lightbridge, Inc. (Exhibit A) and form of Right Certificate (Exhibit
           B)
--------------------

  * Incorporated by reference to Registration Statement on Form S-4 of Lightbridge, Inc. (File No. 333-36801). In accordance with Item 601(b)(2) of Regulation S-K, Lightbridge, Inc. has omitted certain exhibits and schedules to the Agreement and Plan of Reorganization from this filing. Lightbridge, Inc. agrees to provide any omitted schedules and exhibits supplementally to the Securities and Exchange Commission upon request.

  ** Incorporated by reference to Current Report on Form 8-K of Lightbridge,
     Inc. dated October 9, 1997

  ***Incorporated by reference to Registration Statement on Form 8-A of Lightbridge, Inc. filed with the Securities and Exchange Commission on November 21, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIGHTBRIDGE, INC.



Date:  November 21, 1997                 By:   /s/ Pamela D.A. Reeve
                                            -----------------------------------
                                            Pamela D.A. Reeve
                                            Chief Executive Officer

                                 EXHIBIT INDEX

                                                                                 PAGE NUMBER IN
EXHIBIT                                                                           SEQUENTIALLY
NUMBER     DESCRIPTION                                                            NUMBERED COPY
------     -----------                                                            -------------
 2.1*      Agreement and Plan of Reorganization dated as of September 9,
           1997 among Lightbridge, Inc., SeeCross Acquisition Corp. and
           Coral Systems, Inc., and form of Voting Agreement (Exhibit B), form of Affiliate's Agreement (Exhibit E), form of Employment
           Agreements (Exhibit F), form of Non-Competition Agreement
           (Exhibit G) and form of Escrow Agreement (Exhibit H)

 2.2**     Amendment No. 1 dated as of October 9, 1997 among Lightbridge, Inc.,
           SeeCross Acquisition Corp. and Coral Systems, Inc. to Agreement and
           Plan of Reorganization filed as Exhibit 2.1

 2.3       Amendment No. 2 dated as of November 6, 1997 among Lightbridge, Inc.,
           SeeCross Acquisition Corp. and Coral Systems, Inc. to Agreement and
           Plan of Reorganization filed as Exhibit 2.1

 4.1***    Rights Agreement dated as of November 14, 1997, between
           Lightbridge, Inc. and American Stock Transfer and Trust
           Company and Certificate of Designation of Series A
           Participating Cumulative Preferred Stock of Lightbridge, Inc.
           (Exhibit A) and form of Right Certificate (Exhibit B)

-----------

  * Incorporated by reference to Registration Statement on Form S-4 of Lightbridge, Inc. (File No. 333-36801). In accordance with Item 601(b)(2) of Regulation S-K, Lightbridge, Inc. has omitted certain exhibits and schedules to the Agreement and Plan of Reorganization from this filing. Lightbridge, Inc. agrees to provide any omitted schedules and exhibits supplementally to the Securities and Exchange Commission upon request.

  ** Incorporated by reference to Current Report on Form 8-K of Lightbridge,
     Inc. dated October 9, 1997

  ***Incorporated by reference to Registration Statement on Form 8-A of Lightbridge, Inc. filed with the Securities and Exchange Commission on November 21, 1997.